April 16, 2019

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC VALUE FUND

Supplement to the Prospectus dated November 1, 2018

Effective immediately, Hussman Strategic Value Fund (the “Fund”), a series of Hussman Investment Trust (the “Trust”), is terminating the public offering of its shares. Shares of the Fund are therefore no longer available for purchase by investors. As discussed below, all outstanding shares of the Fund will be redeemed at their net asset value per share determined as of the close of business on May 29, 2019 (the “Redemption Date”).

The redemption of all outstanding shares of the Fund was approved by the Board of Trustees of the Trust (the “Board”) based on the Board’s determination, in consultation with the Fund’s investment adviser, Hussman Strategic Advisors, Inc. (the “Adviser”) that, given the Fund’s very small asset size relative to its fixed expenses, and the Fund’s limited expectation of growing its assets from sales of additional shares to investors, failure to redeem all shares could have materially adverse consequences to the Fund and its shareholders. Through the Redemption Date, the Adviser will continue to reduce its fees and to reimburse expenses of the Fund as necessary to limit the ordinary operating expenses of the Fund to 1.25% annually of the Fund’s average daily net assets (as described in the Prospectus).

All shares of the Fund will be redeemed on the Redemption Date, and the proceeds of the redemption of shares held in each shareholder’s account will be sent to the shareholder’s address of record or to such other address as may be directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and other tax deferred retirement accounts (as discussed below). Between the date of this Supplement and the Redemption Date, the portfolio securities of the Fund will be sold in an orderly manner as necessary to satisfy redemption requests and to effect redemptions of shares on the Redemption Date. This liquidation of the Fund’s portfolio holdings will reduce, and eventually eliminate, the Fund’s normal exposure to equity investments. Accordingly, during the liquidation process through the Redemption Date, the Fund will not be pursuing its stated investment objective.

Shareholders continue to have the right to redeem their Fund shares or to exchange those shares for shares of any of the other Hussman funds on each business day prior to the Redemption Date. Redemptions (including the redemption of shares in connection with an exchange) will be processed at the net asset value per share of the Fund next computed after receipt of the redemption or exchange request. Shareholders wishing to exchange their shares of the Fund for shares of another Hussman fund should obtain and read carefully the prospectus of the Hussman fund into which you wish to exchange shares before submitting an exchange request.*

The redemption of shares of the Fund, and the exchange of shares of the Fund for shares of another of the Hussman funds, as described in this Prospectus Supplement, will each for tax purposes be considered a sale of your Fund shares. Shareholders should consult with their own tax advisors to ensure proper treatment of the redemption or exchange on their income tax returns. In addition, shareholders invested in the Fund through an IRA or other tax-deferred retirement account should consult the rules regarding reinvestment of their redemption proceeds. In order to avoid the taxation of redemption proceeds in the current tax year, such a shareholder may choose to authorize, prior to the Redemption Date, a direct transfer of their retirement account assets invested in the Fund to another IRA or tax-deferred retirement account. Generally, a shareholder will have 60 days from the Redemption Date to invest their redemption proceeds in another IRA or tax-deferred retirement account to avoid treatment of the redemption proceeds as taxable income for the current tax year.

If you have any questions regarding your investment, or the redemption or exchange of Fund shares as described in this Prospectus Supplement, please call 1-800-487-7626.

Investors Should Retain this Supplement for Future Reference

*	Before deciding whether to exchange your shares of the Fund for shares of another one of the Hussman funds, you should consider carefully the investment objective, risks, and charges and expenses of the other fund. The prospectuses for the Hussman funds are available at www.hussmanfunds.com or can be obtained by calling 1-800-487-7626. Please read the applicable prospectus carefully before investing. Purchases of shares of a fund acquired by means of an exchange will be effected at the net asset value of that fund next determined after receipt of your exchange request.